UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 9, 2025

Seven Hills Realty Trust

(Exact name of registrant as specified in its charter)

Maryland	001-34383	20-4649929
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

Two Newton Place 255 Washington Street, Suite 300 Newton, MA 02458	02458-1634
(Address of principal executive offices)	(Zip Code)

(617) 332-9530
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Titles of Each Class	Trading Symbol	Name of exchange on which registered
Common Shares of Beneficial Interest	SEVN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company           ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

In this Current Report on Form 8-K, the terms “we”, “us,” “our,” or “our Company” refer to Seven Hills Realty Trust.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 10, 2025, our Board appointed Matthew Brown as our Chief Financial Officer and Treasurer, effective immediately.

Mr. Brown, age 43, has been Chief Financial Officer and treasurer of Diversified Healthcare Trust since September 2023 and Senior Vice President of The RMR Group LLC (“RMR”) since 2019. Mr. Brown has served in various finance and accounting leadership roles with RMR and its subsidiaries since 2007, including currently being responsible for the day-to-day oversight of the accounting and finance support functions and the tax department of RMR and various affiliates. Mr. Brown also served as chief financial officer and treasurer of Office Properties Income Trust from 2019 until September 2023. Mr. Brown is a certified public accountant.

Mr. Brown has advised us that he has no arrangements or understandings with any other person pursuant to which he was appointed Chief Financial Officer and Treasurer, and, except as set forth below, Mr. Brown has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Mr. Brown does not have a family relationship with any member of our Board or any of our executive officers.

Mr. Brown replaces Fernando Diaz, who resigned as our Chief Financial Officer and Treasurer, effective March 9, 2025.

Contemporaneously with Mr. Brown’s appointment as our Chief Financial Officer and Treasurer, we entered into an indemnification agreement with Mr. Brown on substantially the same terms as the indemnification agreements we previously entered into with our other executive officers. We have previously filed a form of indemnification agreement entered into by our Trustees and executive officers with us as Exhibit 10.3 to our Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2023, which form is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEVEN HILLS REALTY TRUST

By:	/s/ Thomas J. Lorenzini
Name:	Thomas J. Lorenzini
Title:	President

Date:   March 10, 2025